Earnings per share	12 Months Ended
Mar. 31, 2026
Earnings Per Share [Abstract]
Earnings per share
14. Earnings per share:
Basic and diluted earnings per share (“EPS”) are presented on the face of the consolidated statements of income. Basic EPS is calculated by dividing net income attributable to NHI shareholders by the weighted average number of NHI shares outstanding during the year. The calculation of diluted EPS is similar to basic EPS, except that the weighted average number of NHI shares is adjusted to reflect all dilutive instruments where NHI shares is potentially deliverable during the year. In addition, net income attributable to NHI shareholders is adjusted for any change in income or loss that would result from the assumed conversion of dilutive instruments issued by subsidiaries and affiliates.

The following table presents a reconciliation of net income amounts and the numbers of NHI shares used in the calculation of net income attributable to NHI shareholders per share in order to calculate basic and diluted earnings per share amounts for the years ended March 31, 2024, 2025 and 2026.

	Millions of yen except per share data presented in yen
	Year ended March 31
	2024	2025	2026
Basic —
Net income attributable to NHI shareholders	¥165,863	¥340,736	¥362,129

Weighted average number of NHI shares outstanding	3,017,128,412	2,955,204,882	2,942,280,410

Net income attributable to NHI shareholders per share	¥54.97	¥115.30	¥123.08

Diluted —
Net income attributable to NHI shareholders	¥165,701	¥340,463	¥361,871

Weighted average number of NHI shares outstanding	3,144,540,974	3,066,458,811	3,041,190,068

Net income attributable to NHI shareholders per share	¥52.69	¥111.03	¥118.99

Net income attributable to NHI shareholders was adjusted to reflect the decline in Nomura’s equity share of earnings of subsidiaries and affiliates for the years ended March 31, 2024, 2025 and 2026 arising from options to purchase common stock issued by subsidiaries and affiliates.
The weighted average number of shares used in the calculation of diluted EPS reflects the potential issuances of the above mentioned stock-based compensation plans which grant Stock Acquisition Rights and Restricted Stock Units (“RSUs”) by the Company and affiliates, which had minimal impact on EPS for the year ended March 31, 2024.
For the years ended March 31, 2025 and 2026, in addition to the potential issuances of the above mentioned stock-based compensation plans, the potential issuances from newly issued Performance-based stock units (“PSUs”) are reflected to the calculation of diluted EPS, which had minimal impact on EPS.
Antidilutive stock options and other stock-based compensation plans to purchase
1,805,200

of NHI shares were not included in the computation of diluted EPS for the year ended March 31, 2024. There were no such shares outstanding for the years ended March 31, 2025 and 2026.
Subsequent Events
On May 14, 2026, the Company adopted a resolution to grant RSUs and PSUs. See Note 16 “
Deferred compensation awards
” for further information.